EXHIBIT 99.1







                       IN THE UNITED STATES DISTRICT COURT

                          FOR THE DISTRICT OF DELAWARE


HEALTH-CHEM CORPORATION,                             )
                                                     )
                  Plaintiff,                         )
                                                     )
         v.                                          )    C.A. No. 99-__________
                                                     )
ANDY E. YUROWITZ, MANFRED                            )
MAYERFELD MICHAEL M.                                 )
GOLDBERG, BARRY B. KANAREK,                          )
WOLF PRENSKY, ZACHARY                                )
PRENSKY, and JACK I. ZWICK,                          )
                                                     )
                  Defendants.                        )


                               VERIFIED COMPLAINT

                                  INTRODUCTION


         Plaintiff Health-Chem Corporation ("Health-Chem "or the "Company") brings this action, seeking a temporary restraining order, a preliminary injunction, and a permanent injunction on an expedited basis, because: (a) Defendants have solicited stockholders of the Company and obtained proxies from such stockholders for the election of directors of the Company on the basis of materially false and misleading proxy materials in violation of Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (b) Defendants have made materially misleading statements in filings made pursuant to Section 13(d) of the Exchange Act; and (c) Defendants have failed to make filings pursuant to Sections 13(d) and 16(a) of the Exchange Act.



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                             JURISDICTION AND VENUE

     1. This action arises under Section 13(d), 14(a) and 16(a) of the Exchange Act.

     2. Jurisdiction and venue are predicated on 28 U.S.C. ss. 1331, 28 U.S.C. ss. 1391, and Section 27 of the Exchange Act, 15 U.S.C. ss. 27aa, in that the actions constituting the violations herein alleged are occurring in this District and are being carried out through the instrumentalities of interstate commerce, including the United States mail and wires. Defendants are not found in this district. PARTIES

     3. Plaintiff Health-Chem is a Delaware corporation which, through its subsidiary, is engaged in the development, manufacture and marketing of transdermal drug delivery systems. Health-Chem maintains it principal headquarters at 460 Park Avenue, Suite 1300, New York, New York.

     4. Defendant Andy E. Yurowitz, is, and at all times relevant hereto has been, the beneficial owner of at least 540,00 shares of Health-Chem common stock and has nominated himself and the other defendants (expect Mayerfeld) for election as directors of the Company.

     5. Defendant Manfred Mayerfeld ("Mayerfeld") is, and at all times relevant hereto has been, the beneficial owner of at least 390,000 shares of Health-Chem common stock.

     6. Defendants Michael M. Goldberg ("Goldberg"), Barry B. Kanarek ("Kanarek"), Wolf Prensky (W. Prensky"), Zachary Prensky ("Z. Prensky") and Jack Zwick ("Zwick") beneficially own 0 shares, 0 shares, 500 shares and 100 shares, respectively of the Company's common stock.

     7. Yurowitz, Mayerfeld, Goldberg, Kanarek, W. Prensky, Z. Prensky and Zwick are collectively referred to herein as the "Yurowitz Group".

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                                     FACTS

     8. Health-Chem's common stock is registered under the Exchange Act and trades in the over-the-counter market. Prior to May 1999, the common stock was listed on the American Stock Exchange.

     9. As of October 29, 1999, Health-Chem had 7,665,018 shares of common stock outstanding.

     10. At all times relevant hereto, the Yurowitz Group has held a legal or beneficial interest in more than ten percent (10%) of Health-Chem's outstanding stock.

     11. The Defendants have, at all times relevant hereto, acted pursuant to an agreement between them to acquire, hold, vote and/or for dispose of equity securities of the Company.

     12. Pursuant to a notice of meeting the annual meeting of Health-Chem is scheduled to take place tomorrow, December 10, 1999 at 10:00 a.m. in New York City.

     13. As a result of continuing financial difficulties, the Company was unable to pay, at maturity on April 15, 1999, the $8 million principal amount of the Company's subordinated convertible debentures.

     14. To provide funds to repay its outstanding secured bank debt, and to repay --- at least in part --these debentures, assets of two of the Company's subsidiaries were sold. The sale process had been began by the Company in late 1998, and was completed in August of 1999.

     15. Because of the impact of the asset sale on the Company's consolidated financial statements, and the requirement under generally accepted accounting principals with regard to the manner of reporting same, the Company made a decision to defer its 1999 Annual Meeting of Stockholders until after the above-described sales were consummated. A copy of each of the

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Company's Form 10K for the year ended December 31, 1998 and it Form 10-Q for the
Quarter ended September 30, 1999 are attached hereto as Exhibits A and B.

     16. On or about March 10, 1999, Defendant Yurowitz advised the Company that he intended to nominate nine (9) individuals (including himself) to stand for election as Directors of the Company.

     17. At the same time Defendant Yurowitz filed an amendment to his statement of beneficial ownership on Schedule 13D with the Securities and Exchange Commission identifying certain changes to his beneficial ownership in the Company and disclosing his above-stated intention to nominate persons for election as Directors of the Company. In that Section 13D filing, Defendant Yurowitz disclosed that Mayerfeld, the beneficial owner of 391,789 shares of the common stock of the Company, was providing $25,000.00 to support to the election of the Yurowitz candidates, but failed to disclose that Mayerfeld and Yurowitz had formed a "group" within the meaning of Section 13D of the Exchange Act.

     18. Mayerfeld subsequently increased his financial support the Yurowitz Group's efforts to elect an insurgent Board of Directors.

     19. On August 9, 1999, Yurowitz initiated an action against the Company and its Directors in the Court of Chancery of the State of Delaware in and for New Castle County (C.A. No. 17356) in which Yurowitz sought to summarily direct the prompt holding of a meeting of the Company stockholders pursuant to Court supervision.

         20. In that action, Yurowitz also sought to enjoin the above-described sale of assets by the Company (the "Asset Sale"). On August 13, 1999, Yurowitz and the Company enter into a stipulation (the "August Stipulation") wherein, among other things: (i) Yurowitz agreed to

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withdraw his motion for injunctive relief and to take no steps to interfere with or impede the consummation of the Asset Sale; and (ii) the Company agreed to provide Yurowitz with prior notice before entering into and/or consummating any extraordinary corporate transaction requiring approval of the Company's Board of Directors in advance of the 1999 Annual Meeting.

     21. On October 26, 1999, the Company and the Yurowitz entered into a further stipulation amending the August Stipulation (the "October Stipulation") which provides, among other things: (i) the Company will provide two (2) business days notice of any extraordinary corporate transaction requiring the approval of the Company's Board of Directors; (ii) the Company will mail on behalf of Yurowitz and at his expenses any soliciting materials prepared by Yurowitz; (iii) Yurowitz shall reduce from nine (9) to six (6) the persons nominated by him for election as Directors at the 1999 Annual Meeting; and (iv) Yurowitz shall not solicit or encourage an involuntary bankruptcy naming the Company as debtor.

     22. By supplemental stipulation between Yurowitz and the Company ("the Supplemental Stipulation") the date for the 1999 Annual Meeting was extended to December 10, 1999. Copies of said Stipulations are attached hereto as Exhibits C, D, and E.

     23. The Company has filed soliciting materials with the SEC pursuant to the Exchange Act soliciting votes seeking the election of certain nominees proposed by the current Board of Directors as directors of the Company. Copies of the Company's soliciting materials are attached hereto as Exhibit F.

     24. The Defendants (other than Mayerfeld) are individuals nominated by the Yurowitz Group for election as directors of the Company.


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     25. All communications relating to the Yurowitz Group solicitation of votes are subject to the  anti-fraud  provisions  established  by the SEC  pursuant to
Section 14A and Rule 14(a) promulgated there under.

     26. On or about November 23, 1999, the Yurowitz Group initiated a solicitation of votes with regard to the Annual Meeting by use of materials filed with SEC.

     27. True and correct copies of these materials are attached hereto as Exhibit G.

     28. The Yurowitz Group's solicitation materials are false and misleading, inter alia,: (a) Because the solicitation materials state that Yurowitz Group intends to review the propriety of the Asset Sales, and holds out as an inducement for the grant of the proxy to the Yurowitz Group the ripe "plum" of the Yurowitz Group's nominees' recovering a material asset as a result of a challenge to the Asset Sales, without disclosing the possibility that such challenge might be estopped or rendered inactionable in any event by virtue of Yurowitz' conduct in entering into the August Stipulation and allowing the Asset Sales to proceed; and. (b) Because said materials hold out, as an inducement to potential voters, the possibility of creating a material asset through a challenge to certain employment contracts while at the same time failing to disclose that any such challenge is likely to be estopped by virtue of the Delaware Chancery Court's approval of the settlement of the 1995 derivative action entitled: Gershon Yormack vs. Health-Chem Corporation (Civil Action No. 14639) (the "Yormack Action") in which those contracts were challenged. A copy of the November 18, 1998 Order and Final Judgment in the Gershon Yormack action is attached hereto as Exhibit I.


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     29. The Yurowitz Group's proxy statement states that Mayerfeld beneficially owns 5.11% of the outstanding shares of common stock of the company. Mayerfeld has failed to file a Schedule 13D, as required by Section 13(d) of the Exchange Act and the rules corresponding thereunder with respect to his beneficial ownership of more than five percent (5%) of the shares of the common stock of the Company.

     30. Yurowitz has filed a statement pursuant to Section 13D of the Exchange Act with regard to his beneficial ownership of common stock of the Company, which statement is materially false and misleading in that Yurowitz fails to disclose that he and Mayerfeld were acting, and continue to act, as a "group" within the meaning of said term under Section 13(d) of the Exchange Act. See also 15 U.S.C., ss. 78(d)(3) and (g)(3).

     31. The Yurowitz Group has failed to file the statements required pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder with regard to the ownership by the Yurowitz Group of greater than ten percent (10%) of the common stock of the Company.

     32. If the Defendants are allowed to continue to solicit the proxies of stockholders of the Company, and to use said proxies in the election of directors at the Annual Meeting, the Company's stockholders and the Company would suffer irreparable harm --- i.e., there could be an election of directors of the Company procured with materially false and misleading statements in violation of the Exchange Act. COUNT I

                     (False and Misleading Proxy Materials)

     33.  Plaintiff   repeats  and  re-alleges  the  allegations  set  forth  in
Paragraphs 1 though 32 above as though fully incorporated herein.


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     34.  The  shares  of  Health-Chem  common  stock are  registered  under the
Exchange Act.

     35. The Defendants solicited proxies in connection with the Health-Chem 1999 Annual Meeting of Stockholders by means of false and misleading soliciting materials.

     36. The misrepresentations and omissions contained within the soliciting materials were "material" --i.e., there is and was a substantial likelihood that a reasonable Stockholder would consider the omitted or misstated fact important in deciding how to vote.

     37. Health-Chem and its stockholders will be irreparably harmed unless the Defendants are preliminary and permanently enjoined from further soliciting proxies, and from utilizing the proxies they have already collected to vote at the 1999 Annual Meeting of Stockholders.

                                    COUNT II

    (False and Misleading Disclosure By Defendant Yurowitz Under Section 13)

     38.  Plaintiff   repeats  and  re-alleges  the  allegations  set  forth  in
Paragraphs 1 through 37 above as though fully incorporated herein.

     38. Defendants are "persons" within the meaning of Section 13 of the Exchange Act, 15 U.S.C., ss. 78m.

     39. The Defendants, acting as a group, together constitute a "person" within the meaning of 15 U.S.C. ss. 78m.

     40. Health-Chem's shares of common stock registered securities within the meaning of 15 U.S.C. ss. 78m.

     41. As stockholders with a combined beneficial ownership exceeding five percent (5%) of the outstanding shares of the common stock of Health-Chem, Defendants were and are required to make certain filings were and disclosures with respect to their ownership and intentions. Defendant

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Yurowitz' filings were and are false and materially  misleading  because,  inter alia they fail to disclose Defendants Mayerfeld's participation as a member of the Yurowitz Group.

     42. As a result of the Defendant Yurowitz's unlawful conduct, Health-Chem and its stockholders have been, and will continue to be irreparably harmed.

                                    COUNT III

       (Mayerfeld's Willful Failure to Comply with the Exchange Act)

     43.  Plaintiff   repeats  and  re-alleges  the  allegations  set  forth  in
Paragraphs 1 through 42 above as though fully incorporated herein.

     44. Defendant Mayerfeld is a "person" within the meaning of 15U.S.C., ss. 78m.

     45. Health-Chem's shares of common stock registered are securities under the Exchange Act.

     46. As a stockholder with a beneficial ownership exceeding five percent (5%) of the outstanding shares of the common stock of Health-Chem, Defendant Mayerfeld was and is required to make certain filings and disclosures with respect to his ownership and intentions. Defendant Mayerfeld has not made the required filings and disclosures.

     47. As a result of Defendant Mayerfeld's unlawful conduct, Health-Chem and its stockholders have been, and will continue to be, irreparably harmed.

                                    COUNT IV

       (Defendants' Failure to Comply with Section 16 of the Exchange Act)

     48.  Plaintiff   repeats  and  re-alleges  the  allegations  set  forth  in
Paragraphs 1 through 47 above as though fully incorporated herein.

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     49. The  Defendants,  acting as the Yurowitz Group,  together  constitute a
"person" within the meaning of 15 U.S.C., ss. 78p.

     50. Health-Chem's shares of common stock are registered securities within the meaning of the Exchange Act.

     51. As stockholders with a combined beneficial ownership exceeding 10 percent (10%) of the outstanding shares of the common stock of Health-Chem, Defendants were and are required to make certain filings and disclosures with respect to such beneficial ownership pursuant to ss.16(a) of the Exchange Act. Defendants have failed to make such required filings and disclosures.

     52. As a result of the Defendants' unlawful conduct, Health-Chem and its stockholders have been, and will continue to be, irreparably harmed.

        WHEREFORE, Health-Chem respectfully requests that this Court:

     A. Preliminarily and permanently enjoin the Defendants from further soliciting proxies, and from utilizing the proxies they have already solicited to vote at the Health-Chem 1999 Annual meeting, unless and until the Defendants have circulated to Health-Chem's Stockholders corrective disclosure statements in a form approved by the Court and by a date and time to be determined by the Court;

     B. Order the Defendants Yurowitz to file corrected disclosure statements pursuant to Section 13 of the Exchange Act, 28 U.S.C. ss.78m;

     C. Ordering Defendant  Mayerfeld to file disclosure  statements pursuant to
Section 13 of the Exchange Act, 28 U.S.C. ss. 78m;

     D.  Ordering  the  Defendants  to file  disclosure  statements  pursuant to
Section 16 of the Exchange Act, 28 U.S.C. ss. 78p;


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     E. Award to the Plaintiff the costs and expenses of this action,  including reasonable attorneys fees and expenses; and

     F.  Grant  such  further  relief  as  the  Court  deems  just  and  proper.


                                 Respectfully submitted,

                                 YOUNG CONAWAY STARGATT & TAYLOR, LLP



                                 /s/ Bruce L. Silverstein
                                 Bruce L. Silverstein (#2495)
                                 John W. Shaw (#3362)
                                 11th Floor, Rodney Square North
                                 P. O. Box 391
                                 Wilmington, Delaware 19899-0391
                                 (302) 571-6659
                                 Attorneys for Plaintiff Health-Chem Corporation

OF COUNSEL:

HINCKLEY, ALLEN & SNYDER LLP
Paul Bork
Eric F. Heisenberg
28 State Street
Boston, Massachusetts 02109
(617) 345-9000

Dated: December 9, 1999


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                                  VERIFICATION

         I, Bruce Schloss, Vice President, General Counsel and Secretary of Health-Chem Corporation, certify under the penalties of perjury: (a) that I have read the foregoing Verified Complaint; and (b) that the allegations contained in the Verified Complaint are true and accurate based upon my personal knowledge, except such allegations as are made upon information and belief, which allegations I believe to be true.

                                            /s/ Bruce Schloss